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                                                                      EXHIBIT 14


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                         $[1,423,500,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-BC1

                                  [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE


                                JANUARY 25, 2006